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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS



                                    FORM 8-K



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2000
                                                 ------------------


                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                    0--24425                  54-1684963
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(State or other jurisdiction           Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

 501 Fifth Street, Bristol, Tennessee                                      37620
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (423) 989-8000
                                                   --------------

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On September 12, 2000 King Pharmaceuticals, Inc. announced changes to its management team. A press release relating to these events was issued on September 12, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements on Businesses Acquired.

               None.

        (b)    Pro Forma Financial Information.

               None.

        (c)    Exhibits.

               The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                                Description
------                                -----------

99.0           Press Release of King Pharmaceuticals, Inc. dated September 12,
               2000.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      KING PHARMACEUTICALS, INC.

Date: September 12, 2000

                                      By: /s/ John M. Gregory
                                          --------------------------------------
                                      John M. Gregory
                                      Chairman of the Board and
                                      Chief Executive Officer






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